UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

International Growth and Income Fund

Taking root in a rugged climate:
A look back at your fund’s first year

[photo of a flower growing between cracks in cement]

Annual report for the period ended June 30, 2009

International Growth and Income FundSM seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the cumulative total return on a $1,000 investment with all distributions reinvested for periods ended June 30, 2009:

			Lifetime
	1 year	5 years	(since 10/1/08)
Class A shares
Reflecting 5.75% maximum sales charge	—	—	–4.79%

The fund’s annualized total operating expense ratio for Class A shares was 1.11% as of June 30, 2009. This figure is based on data for a partial year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Fund results shown reflect the waiver and reimbursements, without which they would have been lower. Please see the fund’s prospectus or the Financial Highlights table on page 22 for details.

The fund’s 30-day yield for Class A shares as of July 31, 2009, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.10% (3.08% without the fee waiver and reimbursements).

Results for other share classes can be found on page 26.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

4	Taking root in a rugged climate: A look back at your fund’s first year

Contents

1	Letter to shareholders

3	The value of a long-term perspective

8	Summary investment portfolio

13	Financial statements

27	Board of directors and other officers

Fellow shareholders:

[photo of a flower growing between cracks in cement]

We are pleased to present you with International Growth and Income Fund’s first annual report. This report covers the fund’s results from its inception on October 1, 2008, through the close of its fiscal year on June 30, 2009.

During the fund’s abbreviated first fiscal year, markets around the world experienced historic volatility. In this environment, International Growth and Income Fund generated a total return of 1.0% for the nine-month period. That includes an income return of 1.8% based on dividends totaling 45 cents a share. The total return also reflects a decline in share price to $24.78 from $25.00.

The fund’s total return compares favorably with the –14.1% return of its benchmark, the MSCI World ex USA Index. The index, which measures 22 markets in developed countries, is unmanaged and its returns do not include expenses. The fund’s return was also better than the 13.0% decline of the Lipper International Funds Index, a peer group measure. While we are pleased that we were able to record a positive total return in such a volatile environment, we note that the fiscal year was a shortened one and stress that we approach investing with a long-term perspective. We encourage you to do the same.

The investment environment
International Growth and Income Fund began its life during a period of extremes. The fund was launched last fall amid the most severe economic and financial crisis since the 1930s. The world’s credit markets had nearly ceased to function, stocks suffered steep losses and the global economy slid into a deep recession.

Governments worldwide took aggressive action in an effort to slow the acceleration of the downturn. This included enormous fiscal stimulus packages, coordinated interest rate cuts, and rescues and takeovers of financial institutions. From the fund’s launch on October 1 into March, most of the world’s stock markets saw double-digit declines.

But then suddenly, things began to turn around. From early March through the end of the period, stocks rebounded sharply as the world’s banking system showed early signs of stabilization. Investors, sensing that their worst fears may have been overblown, returned to the markets. In stark contrast to the period’s first six months, most of the world’s markets recorded double-digit gains from the middle of March through June 30.

Nevertheless, most developed markets saw declines for the overall period. Stocks in France, the United Kingdom and Japan — countries where the fund had strong concentrations — were down 18.1%*, 17.1% and 8.4%, respectively, for the nine months. Developing markets, which tend to be more volatile, posted particularly strong gains in the closing months of the period, and a number of these markets had gains for the nine months. Developing markets represented in the portfolio included Brazil, China and Taiwan, which were up 0.2%, 22.9% and 2.4%, respectively.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends.

A look at the portfolio
While country and industry returns offer important perspective, our investment approach is based on intense fundamental research into individual companies. This emphasis on company-by-company investing can result in large holdings in particular countries, as it has, for example, with our holdings in France (15.3%), Japan (6.2%) and Brazil (4.1%). That is the result of our investment analysts identifying what they believe are attractively valued companies with solid long-term prospects in these countries.

This approach produced a diversified portfolio that included equity holdings in 85 companies based in 27 countries as well as a number of fixed-income investments. Here is a brief look at some of the companies your fund has invested in.

[Begin Sidebar]
Largest equity holdings
(as of June 30, 2009)

Company	Country	Percent of net assets

TOTAL SA	France	3.7%
Anheuser-Busch InBev NV	Belgium	2.7
Telefónica, SA	Spain	2.6
British American Tobacco PLC	United Kingdom	2.5
Koninklijke KPN NV	Netherlands	2.1
Royal Dutch Shell PLC, Class B	United Kingdom	2.1
Schneider Electric SA	France	2.1
Prudential PLC	United Kingdom	1.9
GDF Suez	France	1.9
Samsung Electronics Co., Ltd.	South Korea	1.9
[End Sidebar]

As the global recession deepened in the final months of 2008, oil prices plummeted to the low $30s a barrel from a high of more than $145 a barrel the previous summer. Given our long-term view, we believed that a number of energy companies represented significant value. Among our investments in this area were French oil-and-gas company TOTAL, our largest holding, and Royal Dutch Shell.

Consumer staples — at 12.6% of the fund’s net assets, including equities and fixed-income — was our second-largest industry investment. Holdings included British American Tobacco, the world’s second-largest tobacco company, and brewer Anheuser-Busch InBev, a company that gives us exposure to growth in developing markets such as Brazil.

Rounding out our top 10 holdings were European telecoms Telefónica and KPN, insurance provider Prudential, French utility company GDF Suez, along with Schneider Electric and Samsung Electronics. Samsung, a leading maker of semiconductors, gained 3.27% in a very challenging nine-month period. While the information technology sector was not untouched by the downturn, we believe Samsung may continue to benefit from a changing competitive landscape.

In fact, Samsung was the only company in the fund’s top 10 holdings to generate a positive total return during the period. Nevertheless, the fund posted a mildly positive return and strong relative results.

Putting cash to work
In periods of extreme volatility, the handling of cash can be a strategic tool. As the fund’s assets rose throughout the period, we invested in a cautious and deliberate manner.

As of December 31, 28.7% of the fund’s net assets were held in cash and short-term securities. By the end of the fiscal year, cash and short-term securities represented 11.9% of fund net assets. Amid the extreme volatility, this cautious approach enabled us to invest in well-established companies at what we believe were attractive prices.

Looking forward
We are working through what has been perhaps the worst financial and economic crisis any living investor has seen. While we are heartened by recent gains in stock markets around the world, we caution our shareholders that significant challenges lie ahead and we expect markets to remain volatile.

As we move into our second fiscal year, we are encouraged by the fund’s progress thus far. The fund’s net assets have risen to nearly $2 billion and the number of shareholders has steadily grown. International Growth and Income Fund was launched at a precarious moment in market history, but challenging markets often generate significant investment opportunities. We are enthusiastic about the long-term prospects for the fund and continue to work hard to identify those opportunities for our shareholders.

We thank you for the trust you have placed in us, and look forward to reporting back to you in six months.

Cordially,

/s/ Steven T. Watson

Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja

Carl M. Kawaja
President

August 10, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2009, with dividends reinvested)
Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	International Growth and Income Fund[1,2]	MSCI World ex USA Index[3]
10/1/2008	$9,425	$10,000
10/31/2008	8,424	7,853
11/30/2008	8,123	7,431
12/31/2008	8,651	7,824
1/31/2009	7,941	7,095
2/28/2009	7,590	6,379
3/31/2009	8,050	6,803
4/30/2009	8,683	7,691
5/31/2009	9,627	8,677
6/30/2009	9,521	8,590
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]All results are calculated with dividends and capital gains reinvested.
[3]The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
[4]For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Cumulative total return based on a $1,000 investment (for the period ended June 30, 2009)*

Lifetime
	1 year	5 years	(since October 1, 2008)

Class A shares	—	—	−4.79%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Fund results shown reflect the waiver and reimbursements, without which they would have been lower. Please see the Financial Highlights table on page 22 for details.

Taking root in a rugged climate:
 A look back at your fund’s first year

International Growth and Income Fund began its young life on October 1, 2008, under some of the most treacherous market conditions many of us have ever seen. The real estate bubble that began in the U.S. had ignited a global liquidity crisis. Stock markets in Asia and Europe had suffered steep losses and the world’s major economies had fallen into recession. Oil was trading above $98 a barrel.

[photo of a dandelion - seeds dispersing in the wind]

In the first days after the fund opened its doors, the bad news got worse. During the month of October alone, the MSCI World ex USA Index, a measure of 22 developed markets, plummeted 20.8%. Exacerbating these problems for U.S. investors in overseas markets was the strengthening of the dollar against most major currencies.

We did not fully anticipate these conditions when we decided to introduce our first equity fund since 1999. But we didn’t launch International Growth and Income Fund because we thought we had identified the perfect time to start a fund.

“The idea for the fund was not based on a specific moment in time,” says Andrew Suzman, a portfolio counselor for the fund. “We had recognized a growing number of opportunities to invest in well-established companies outside the U.S., many with a history of paying above-average dividends. We started this fund with the notion that investing in these opportunities can help long-term investors reach their goals, regardless of short-term market conditions.” Nothing has changed that conviction.

To be sure, investing outside the United States (especially in developing countries) involves additional risks, such as currency fluctuations, political instability and differing regulations. But while International Growth and Income Fund may be in its infancy, the fund’s adviser, Capital Research and Management Company, was founded in 1931 in the midst of the Great Depression. Capital has served as a steward of shareholders’ assets for 78 years through many painful downturns as well as breathtaking rallies. Through it all, Capital has managed to provide consistent long-term results by sticking to its core principles — a value-oriented investment approach rooted in deep fundamental research.

Andrew recently joined the fund’s other portfolio counselors — vice chairman Steven Watson and president Carl Kawaja — to talk about market conditions and the experience of launching the fund. Steven, based in Hong Kong, and Carl, based in San Francisco, have both been investment professionals for 22 years. Andrew, who is based in New York, has 16 years experience.

How has your experience in previous declines prepared you for the recent crisis?

Carl: We have all seen turbulent markets before. Steve lives in Hong Kong and witnessed the Asian economic crisis of the late 1990s firsthand. Andrew has invested in real estate markets around the world and has seen a number of boom and bust cycles. I have worked in our Tokyo office, and I saw the Japanese banking meltdown.

We’ve just been through a very painful period for investors, a period where we saw virtually all markets suffer steep losses. One thing I’ve learned is that, while fundamental, company-by-company research doesn’t always help when everything is declining in tandem, it matters a great deal when conditions start to improve. By sticking with our research discipline and identifying companies with strong balance sheets, good business models and solid managements, we believe that we will be better able to identify companies that can thrive in the next market cycle.

Steven: Around the time we launched the fund, I thought about the Asian crisis and how that helped focus companies on the value of paying dividends and maintaining clean balance sheets. The dividend culture in Asia was greatly strengthened after that crisis. That experience can offer some perspective on the current global environment. Good companies may very well emerge from this downturn less interested in growing for growth’s sake and more interested in rewarding investors with dividends and dividend growth.

[photo of the lower-half of a child wearing rain boots walking along a wet road]

Did any positives come out of the recent crisis?

Andrew: We’ve just witnessed an unprecedented period of volatility in terms of share prices, earnings and dividends, and we’ve just seen valuations become, in many cases, quite attractive. I am excited about the potential opportunities that I am finding, but I’m moving cautiously so as not to take on too much risk right away. This crisis arose from an excessive use of leverage, and it will take some time to correct that.

[Begin Sidebar]
“Periods of market turbulence and pain are when companies get tested, when managements get tested and when business models get tested. We will come through these difficult times really knowing our companies and the industries that we follow much better.”

– Steven Watson
[End Sidebar]

Carl: Launching the fund last fall was just a coincidence, but in a way it would have been hard to pick a better time to start a fund focused on dividend-paying companies based outside the U.S. If you look back to last fall, you will see that the yield on the European stock market averages, for the first time in decades, exceeded government bond yields. That is very unusual. Now, we saw all the babies thrown out with the bathwater, but there are still a lot of strong companies making good products that people want to buy. For patient investors, there are a lot of opportunities to invest in companies that could provide value over the long term.

Steven: I think we would all agree that these have been the most challenging times we’ve experienced in our careers, but we feel that we’ve passed an early test of fire and it’s given us confidence in the fund’s approach. Going into 2008, there were a lot of companies that looked better than they really were, and there were some companies where you didn’t quite realize how good they were. Periods of market turbulence and pain are when companies get tested, when managements get tested and when business models get tested. We will come through these difficult times really knowing our companies and the industries that we follow much better.

What kind of opportunities are you looking for?

Carl: Companies with a lot of cash and not a lot of debt. One example of that might be Taiwan Semiconductor, a top holding in the fund. The company is in a very capital-intensive industry, in a very volatile business that’s impacted by every corner of the globe, because semiconductors are in everything. In an environment where a number of competitors didn’t have the money to invest in new capacity, it was well funded and able to do it while still being able to continue paying its dividend.

Andrew: We also look for companies with strong competitive positions. It goes without saying that the auto industry suffered a number of disastrous events in the last year. General Motors and Chrysler have declared bankruptcy and many of the European automakers struggled. Some of the Japanese automakers have had to lower their dividends from relatively high levels, but their strong balance sheets and their strong market positions have stood out.

[photo of a flower growing out of the ground]

The global financial crisis started in the U.S., but many overseas markets were much weaker last year. Will the U.S. lead out of the global recession?

Steven: One thing that makes us excited about the fund is that we have the flexibility to invest in a number of markets. Last year everything declined simultaneously. It is not clear what country or countries will lead out of the recession. It may or may not be the U.S. But it is almost certain that you will do better by having a wide range of things in which to invest now, given that everything was tarred by the same brush.

It’s also important to remember that we are not buying into countries’ gross domestic product (GDP). We are investing in shares of companies. No matter which countries win on the macroeconomic growth front, we’re going to be out there looking to invest in attractively valued companies, many of which pay attractive dividends. And those companies could well be in countries whose GDP performance might be disappointing.

Carl: I agree with Steven. Some of the best opportunities are likely to come from some of the countries that struggled the most, because winners will emerge in those countries. If, for example, a country is really struggling and wage rates fall 50%, that will probably make some companies more competitive. Or should their currency get weak, the company in question is able to export a ton of stuff.

Andrew: I see opportunities in countries such as Brazil, South Korea, Switzerland and the U.K. One thing that has always been a source of confidence for us is our global reach. We have colleagues living in and visiting companies not only across the United States in New York, Los Angeles, San Francisco and Washington D.C., but also abroad in London, Geneva, Tokyo and Hong Kong. ■

About your fund

About the fund’s investments
International Growth and Income Fund invests in a diversified portfolio of equities and fixed-income securities across a broad range of markets outside the United States, including those in developing countries. The fund generally will focus on stocks of larger, established companies with relatively strong earnings that pay dividends. It will normally invest at least 90% of its assets outside the United States. The fund may also hold cash and money market instruments.

A comprehensive research effort
In its effort to identify opportunities in overseas markets, the fund’s investment adviser, Capital Research and Management Company, follows a conservative, long-term approach based on comprehensive company-by-company research. Capital’s investment professionals carefully study a company’s balance sheet, debt structure, management, business model and competitors. This approach helps portfolio counselors and analysts identify companies with the potential to thrive under any market conditions.

A wealth of experience in overseas investing
While your fund was launched just last October, as a shareholder you have the benefit of knowledge gained from decades of experience in global investing. Founded in 1931, Capital opened its first overseas investment office in Geneva in 1962 and has since opened offices in London, Tokyo, Hong Kong and Singapore, among others. Capital’s investment professionals have visited thousands of companies in more than 60 countries. What’s more, the portfolio counselors for International Growth and Income Fund have an average of 20 years of experience.

The multiple portfolio counselor system
The fund is managed through our unique multiple portfolio counselor system, whereby the fund is divided into smaller portions. Each portion is managed autonomously by a counselor. A fourth portion of the fund, known as the research portfolio, is managed by a group of investment analysts. This allows analysts to bring their expertise to bear directly on the fund’s results.

[Begin Sidebar]
From the fund’s portfolio counselors

[photo of Carl Kawaja]
Carl Kawaja   22 years of experience

“International Growth and Income Fund is aimed at individuals who look to invest outside the United States and want the potential for both long-term growth and current income. This approach can help investors achieve their long-term goals and reduce volatility.”

[photo of Steven Watson]
Steven Watson   22 years of experience

“As an investment professional, I am excited about the flexibility this fund has to invest in a wide variety of markets, including developing markets. Whether a country’s economy is robust or struggling, companies based there can have attractive valuations, great products and strong competitive advantages. Using rigorous fundamental research, we can identify potential investment opportunities in many of these markets.”

[photo of Andrew Suzman]
Andrew Suzman   16 years of experience

“International Growth and Income Fund’s dual aim of providing both long-term growth and current income enforces discipline on the fund’s counselors. We generally look to invest in well-established companies, many of which offer relatively attractive and sustainable dividends.”
[End Sidebar]

Summary investment portfolio, June 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Financials	13.41%
Consumer staples	11.76
Telecommunication services	10.48
Energy	7.98
Industrials	7.60
Other industries	28.08
Preferred stocks	1.98
Bonds & notes	6.79
Short-term securities & other assets less liabilities	11.92
[end pie chart]

Country diversification (percent of net assets)

Euro zone*	34.1%
United Kingdom	14.6
Japan	6.2
Australia	6.0
Switzerland	3.7
Taiwan	2.8
Hong Kong	2.2
Singapore	1.0
Other countries	17.5
Short-term securities & other assets less liabilities	11.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 79.31%	Shares	(000)	assets

Financials - 13.41%
Prudential PLC (1)	5,446,588	$37,043	1.95%
A leading life insurance and pension provider. Has significant operations in the U.S. and the U.K. and is growing in the Asia/Pacific region.
AXA SA (1)	1,661,790	31,407	1.65
Ranks among the world's largest insurance and financial services companies.
QBE Insurance Group Ltd. (1)	1,379,700	22,019	1.16
An international insurance and reinsurance group.
HSBC Holdings PLC (Hong Kong) (1)	2,498,000	20,934	1.10
One of the world's largest international banking and financial services organizations.
Singapore Exchange Ltd. (1)	4,000,000	19,552	1.03
The sole integrated equity and derivatives exchange in Singapore.
Banco Santander, SA (1)	1,450,000	17,493	.92
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Itaú Unibanco Banco Múltiplo SA, preferred nominative	1,095,000	17,357	.91
One of Brazil's leading private commercial banks.
BNP Paribas SA (1)	267,125	17,329	.91
This major French bank has operations around the globe.
Unibail-Rodamco, non-registered shares (1)	105,400	15,734	.82
Invests in office properties and shopping centers throughout Europe.
Société Générale (1)	108,870	5,938	.31
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Other securities		50,465	2.65
		255,271	13.41

Consumer staples - 11.76%
Anheuser-Busch InBev NV (1)	1,402,240	50,749	2.67
One of the world's largest brewers.
British American Tobacco PLC (1)	1,710,500	47,230	2.48
The world's second-largest tobacco company.
Unilever NV, depository receipts (1)	1,437,000	34,669	1.82
A global consumer goods company. Its products include Breyer's ice cream, Dove soap and Lipton teas.
Tesco PLC (1)	5,100,000	29,712	1.56
Major international retailer based in the United Kingdom.
Diageo PLC (1)	2,036,300	29,229	1.54
Sells spirits, wine and beer under brands including Guinness, Smirnoff and Johnnie Walker.
Coca-Cola Amatil Ltd. (1)	2,514,198	17,421	.92
The leading Coca-Cola bottler for Australia and the Asia/Pacific region.
Other securities		14,726	.77
		223,736	11.76

Telecommunication services - 10.48%
Telefónica, SA (1)	2,217,700	50,270	2.64
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
Koninklijke KPN NV (1)	2,968,700	40,883	2.15
Global telecommunication services provider based in the Netherlands.
Telefónica 02 Czech Republic, AS (1)	1,500,000	34,112	1.79
Provides phone services as well as Internet and data transmission services in the Czech Republic.
Bell Aliant Regional Communications Income Fund	855,000	19,380	1.02
Telecommunication services provider operating in the U.S. and Canada.
América Móvil, SAB de CV, Series L (ADR)	424,000	16,417	.86
Latin America's largest cellular communications provider.
Other securities		38,282	2.02
		199,344	10.48

Energy - 7.98%
TOTAL SA (1)	1,312,300	71,054	3.73
One of the world's leading integrated oil and gas companies.
Royal Dutch Shell PLC, Class B (1)	1,617,000	40,803	2.15
A global group of energy and oil companies.
Saipem SpA, Class S (1)	975,700	23,810	1.25
Provides drilling and construction services to oil and gas companies worldwide.
OAO Gazprom (ADR) (1)	795,600	16,212	.85
The largest natural gas producer and transporter in Russia.
		151,879	7.98

Industrials - 7.60%
Schneider Electric SA (1)	526,102	40,223	2.11
An international supplier of industrial electrical equipment and industrial automation equipment.
Mitsubishi Corp. (1)	1,611,200	29,588	1.56
A leading trading company in Japan, with diversified operations in fields such as energy, metals, machinery and food.
Orkla AS (1)	3,789,000	27,587	1.45
Its core business areas include consumer products, chemicals and publishing. It also runs an investment portfolio of non-oil quoted stocks and private equity investments.
AB SKF, Class B (1)	1,700,000	21,010	1.10
Global manufacturer of bearings, seals, mechatronics and lubrication systems.
Other securities		26,251	1.38
		144,659	7.60

Utilities - 6.51%
GDF Suez (1)	972,340	36,313	1.91
Major natural gas and electricity company based in France.
Hongkong Electric Holdings Ltd. (1)	5,784,000	32,176	1.69
Its subsidiaries include a Hong Kong electric utility, an engineering consulting company and an international investment firm.
Cia. Energética de Minas Gerais - Cemig, preferred nominative	1,174,875	15,779	.83
Generates and distributes electricity in the Brazilian state of Minas Gerais.
Other securities		39,541	2.08
		123,809	6.51

Information technology - 6.50%
Samsung Electronics Co., Ltd. (1)	76,000	35,237	1.85
Korea's top electronics manufacturer and a global leader in semiconductor production.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	17,902,000	29,774	1.57
One of the world's largest semiconductor manufacturers.
Other securities		58,689	3.08
		123,700	6.50

Materials - 6.29%
L'Air Liquide SA, non-registered shares (1)	317,000	29,019	1.52
Global supplier of industrial gases.
Impala Platinum Holdings Ltd. (1)	1,225,000	27,159	1.43
One of the world's largest platinum producers.
Syngenta AG (1)	80,800	18,772	.99
One of the world's largest agrochemical companies. Develops seeds and crop protection products.
BHP Billiton PLC (ADR)	394,600	17,939	.94
The world's largest diversified natural resources group, with operations principally in the Southern Hemisphere.
Other securities		26,799	1.41
		119,688	6.29

Consumer discretionary - 4.34%
Toyota Motor Corp. (1)	889,700	33,633	1.77
One of the world's largest automotive manufacturers.
H & M Hennes & Mauritz AB, Class B (1)	420,700	21,028	1.10
One of Europe's largest specialty fashion retailers.
Cie. Générale des Établissements Michelin, Class B (1)	274,700	15,695	.82
One of the world's largest tire makers. Its brands include Uniroyal and Goodrich.
Other securities		12,343	.65
		82,699	4.34

Health care - 4.22%
Novartis AG (1)	530,000	21,544	1.13
One of the world's largest pharmaceutical companies.
Roche Holding AG (1)	152,500	20,758	1.09
A world leader in pharmaceuticals and diagnostic research.
Bayer AG, non-registered shares (1)	350,100	18,793	.99
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Other securities		19,289	1.01
		80,384	4.22

Miscellaneous - 0.22%
Other common stocks in initial period of acquisition		4,028	.22

Total common stocks (cost: $1,363,719,000)		1,509,197	79.31

			Percent
		Value	of net
Preferred stocks - 1.98%	Shares	(000)	assets

Financials - 1.98%
Other securities		37,695	1.98

Total preferred stocks (cost: $24,485,000)		37,695	1.98

	Principal		Percent
	amount	Value	of net
Bonds & notes - 6.79%	(000)	(000)	assets

Financials - 2.11%
Westfield Group 5.40%-7.125% 2012-2018 (2)	$24,995	23,001
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014 (2)	2,690	2,423	1.34
Société Générale 6.999% (undated) (3)	€6,200	5,956	.31
Other securities		8,766	.46
		40,146	2.11

Bonds & notes of governments outside the U.S. - 1.84%
Brazilian Treasury Bill 0% 2010	BRL40,200	19,640
Brazil (Federal Republic of) 10.00% 2012 (1)	31,000	15,391	1.84
		35,031	1.84

Consumer discretionary - 1.28%
DaimlerChrysler North America Holding Corp. 5.75%-7.75% 2011-2013	$23,777	24,355	1.28
		24,355	1.28

Consumer staples - 0.82%
British American Tobacco International Finance PLC 8.125%-9.50% 2013-2018 (2)	14,209	15,630	.82
		15,630	.82

Energy - 0.30%
Open Joint Stock Co. Gazprom 9.625% 2013	3,500	3,622
Gaz Capital SA 7.288%-8.146% 2013-2037	1,305	1,168
Gazprom International SA 7.201% 2020 (4)	1,019	976	.30
		5,766	.30
Other - 0.44%
Other securities		8,260	.44

Total bonds & notes (cost: $109,221,000)		129,188	6.79

	Principal		Percent
	amount	Value	of net
Short-term securities - 11.87%	(000)	(000)	assets

Federal Home Loan Bank 0.16%-0.20% due 7/28-8/11/2009	$54,300	$54,290	2.85%
Fannie Mae 0.22% due 10/19-10/26/2009	33,500	33,464	1.76
Calyon North America Inc. 0.23%-0.27% due 7/6-8/3/2009	31,000	30,997	1.63
Caisse d'Amortissement de la Dette Sociale 0.28% due 9/10/2009	28,700	28,681	1.51
General Electric Capital Corp. 0.15% due 7/1/2009	18,400	18,400	.97
Abbott Laboratories 0.20% due 8/13/2009 (2)	17,000	16,996	.89
Société Générale North America, Inc. 0.65% due 7/20/2009	14,200	14,196	.75
Other securities		28,892	1.51

Total short-term securities (cost: $225,925,000)		225,916	11.87

Total investment securities (cost: $1,723,350,000)		1,901,996	99.95
Other assets less liabilities		838	.05

Net assets		$1,902,834	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,405,703,000, which represented 73.87% of the net assets of the fund. This amount includes $1,390,312,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities , including those in "Other securities," was $115,073,000, which represented 6.05% of the net assets of the fund.

(3) Coupon rate may change periodically.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
€ = Euros

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at June 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $1,723,350)		$1,901,996
Cash denominated in currencies other than U.S. dollars
(cost: $878)		878
Cash		67
Receivables for:
Sales of investments	$11,734
Sales of fund's shares	9,306
Dividends and interest	9,914	30,954
		1,933,895
Liabilities:
Payables for:
Purchases of investments	26,709
Repurchases of fund's shares	2,336
Investment advisory services	897
Services provided by affiliates	811
Directors' deferred compensation	225
Other	83	31,061
Net assets at June 30, 2009		$1,902,834

Net assets consist of:
Capital paid in on shares of capital stock		$1,721,424
Undistributed net investment income		2,905
Accumulated net realized loss		(521)
Net unrealized appreciation		179,026
Net assets at June 30, 2009		$1,902,834

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (76,787 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$1,423,533	57,442	$24.78
Class B	18,446	745	24.75
Class C	87,192	3,523	24.75
Class F-1	163,679	6,604	24.78
Class F-2	118,455	4,779	24.79
Class 529-A	9,385	379	24.77
Class 529-B	480	19	24.74
Class 529-C	1,776	72	24.72
Class 529-E	412	17	24.78
Class 529-F-1	116	5	24.79
Class R-1	1,709	69	24.76
Class R-2	3,267	132	24.74
Class R-3	2,678	108	24.78
Class R-4	1,860	75	24.79
Class R-5	6,241	251	24.86
Class R-6	63,605	2,567	24.78

* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $26.29 and $26.28, respectively.

See Notes to Financial Statements

Statement of operations
for the period October 1, 2008* to June 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,324)	$34,227
Interest	9,310	$43,537

Fees and expenses†:
Investment advisory services	5,477
Distribution services	2,801
Transfer agent services	639
Administrative services	228
Reports to shareholders	41
Registration statement and prospectus	309
Directors' compensation	260
Auditing and legal	59
Custodian	220
State and local taxes	1
Other	55
Total fees and expenses before reimbursement/waiver	10,090
Less reimbursement/waiver of fees and expenses:
Investment advisory services	100
Administrative services	1
Other	288
Total fees and expenses after reimbursement/waiver		9,701
Net investment income		33,836

Net realized gain and unrealized
appreciation on investments and currency:
Net realized (loss) gain on:
Investments	(534)
Currency transactions	855	321
Net unrealized appreciation on:
Investments	178,646
Currency translations	380	179,026
Net realized gain and
unrealized appreciation
on investments and currency		179,347
Net increase in net assets resulting
from operations		$213,183

* Commencement of operations.
† Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statement of changes in net assets
for the period October 1, 2008* to June 30, 2009	(dollars in thousands)

Operations:
Net investment income	$33,836
Net realized gain on investments and currency transactions	321
Net unrealized appreciation on investments and currency translations	179,026
Net increase in net assets resulting from operations	213,183

Dividends paid to shareholders from net investment income	(31,718)

Net capital share transactions	1,721,369

Total increase in net assets	1,902,834

Net assets:
Beginning of period	-
End of period (including undistributed
net investment income of $2,905)	$1,902,834

* Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – International Growth and Income Fund, Inc. (the "fund") was organized on July 2, 2008, as a Maryland corporation. On September 10, 2008, the fund obtained its initial capitalization of $100,000 from the sale of 4,000 shares of Class A capital stock to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on October 1, 2008, upon the initial purchase of investment securities. The fund’s fiscal year ends on June 30. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are no longer available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund commenced operations on October 1, 2008; therefore, the fund’s only tax year, 2008, remains open for examination by U.S. federal and state tax authorities.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the period ended June 30, 2009, the fund reclassified $839,000 from accumulated net realized loss to undistributed net investment income; and reclassified $52,000 from undistributed net investment income and $3,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,232
Post-October capital loss deferrals (realized during the period November 1, 2008, through June 30, 2009) *	(521)
Gross unrealized appreciation on investment securities	191,711
Gross unrealized depreciation on investment securities	(14,898)
Net unrealized appreciation on investment securities	176,813
Cost of investment securities	1,725,183
*These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class	For the period October 1, 2008* to June 30, 2009
Class A	$23,989
Class B	246
Class C	1,155
Class F-1	2,863
Class F-2	1,788
Class 529-A	143
Class 529-B	6
Class 529-C	22
Class 529-E	6
Class 529-F-1	2
Class R-1	23
Class R-2	43
Class R-3	42
Class R-4	32
Class R-5	523
Class R-6(†)	835
Total	$31,718

* Commencement of operations.
† Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.530% on such assets in excess of $1 billion. CRMC is currently waiving fees based on a proposed agreement that would continue this series of rate reductions to include additional annual rates of 0.500%, 0.480% and 0.470% over $1.5 billion, $2.5 billion, and $4.0 billion, respectively. The proposed agreement will be considered by the board of directors for approval in December 2009. CRMC also waived a portion of its investment advisory services fee commencing on October 1, 2008, and terminating on December 31, 2008. During the period ended June 30, 2009, total investment advisory services fees waived by CRMC were $100,000. As a result, the fee shown on the accompanying financial statements of $5,477,000, which was equivalent to an annualized rate of 0.608%, was reduced to $5,377,000, or 0.597% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by CRMC at any time. For the period ending June 30, 2009, the total fees and expenses reimbursed by CRMC were $288,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended June 30, 2009, the total administrative services fees paid by CRMC were $32, $697, and $45 for Classes R-1, R-2 and R-4, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the period ended June 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$2,071	$631	Not applicable	Not applicable	Not applicable
Class B	81	8	Not applicable	Not applicable	Not applicable
Class C	392	Included in administrative services	$45	$5	Not applicable
Class F-1	213		87	8	Not applicable
Class F-2	Not applicable		19	3	Not applicable
Class 529-A	10		3	-*	$ 3
Class 529-B	2		-*	-*	-*
Class 529-C	5		-*	-*	1
Class 529-E	1		-*	-*	-*
Class 529-F-1	-		-*	-*	-*
Class R-1	9		1	-*	Not applicable
Class R-2	9		1	4	Not applicable
Class R-3	6		1	1	Not applicable
Class R-4	2		1	-*	Not applicable
Class R-5	Not applicable		38	2	Not applicable
Class R-6†	Not applicable		5	-*	Not applicable
Total	$2,801	$639	$201	$23	$4
* Amount less than one thousand.
† Class R-6 was offered beginning May 1, 2009.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 2008, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $260,000, shown on the accompanying financial statements, includes $249,000 in current fees (either paid in cash or deferred) and a net increase of $11,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common Stocks:
Financials	$17,357	$237,914	*	-	$255,271
Consumer staples	7,266	216,470	*	-	223,736
Telecommunication services	35,797	163,547	*	-	199,344
Energy	-	151,879	*	-	151,879
Industrials	-	144,659	*	-	144,659
Utilities	15,779	108,030	*	-	123,809
Information technology	9,353	114,347	*	-	123,700
Materials	33,333	86,355	*	-	119,688
Consumer discretionary	-	82,699	*	-	82,699
Health care	-	80,384	*	-	80,384
Miscellaneous	-	4,028	*	-	4,028
Preferred stocks	-	37,695		-	37,695
Bonds & notes:
Corporate bonds	-	94,157		-	94,157
Bonds & notes of governments outside the U.S.	-	35,031		-	35,031
Short-Term securities	-	225,916		-	225,916
Total	$118,885	$1,783,111		-	$1,901,996

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $1,390,312,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends			Repurchases(1)				Net increase (decrease)
	Amount	Shares	Amount	Shares		Amount		Shares		Amount	Shares
For the period October 1, 2008(2) to June 30, 2009
Class A	$1,603,055	71,931	$22,459	951		$(337,133)		(15,440)		$1,288,381	57,442
Class B	19,871	892	238	10		(3,432)		(157)		16,677	745
Class C	94,262	4,243	1,084	46		(16,463)		(766)		78,883	3,523
Class F-1	202,238	9,160	2,522	107		(58,705)		(2,663)		146,055	6,604
Class F-2	123,875	5,175	1,397	58		(9,869)		(454)		115,403	4,779
Class 529-A	8,565	383	142	6		(233)		(10)		8,474	379
Class 529-B	454	20	6	-	(3)	(18)		(1)		442	19
Class 529-C	1,681	75	22	1		(84)		(4)		1,619	72
Class 529-E	383	17	6	-	(3)	(13)		-	(3)	376	17
Class 529-F-1	105	5	2	-	(3)	-	(3)	-	(3)	107	5
Class R-1	1,749	74	9	-	(3)	(102)		(5)		1,656	69
Class R-2	3,146	136	28	1		(109)		(5)		3,065	132
Class R-3	2,664	116	25	1		(187)		(9)		2,502	108
Class R-4	1,760	75	14	-	(3)	(8)		-	(3)	1,766	75
Class R-5	120,587	5,442	470	22		(124,674)		(5,213)		(3,617)	251
Class R-6(4)	58,826	2,536	835	34		(81)		(3)		59,580	2,567
Total net increase
(decrease)	$2,243,221	100,280	$29,259	1,237		$(551,111)		(24,730)		$1,721,369	76,787

(1) Includes exchanges between share classes of the fund.
(2) Commencement of operations.
(3)Amount less than one thousand.
(4)Class R-6 was offered beginning May 1, 2009.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,826,787,000 and $331,341,000, respectively, during the period ended June 30, 2009.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $354,000. These expenses are not included in the accompanying financial statements.

8. Subsequent events

As of August 10, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Period from 10/1/2008(5) to 6/30/2009	$25.00	$.62	$(.39)	$.23	$(.45)	$24.78	1.04%	$1,424	1.11	%(6)	1.06	%(6)	3.73	%(6)
Class B:
Period from 10/1/2008(5) to 6/30/2009	25.00	.53	(.42)	.11	(.36)	24.75	.49	18	1.81	(6)	1.77	(6)	3.16	(6)
Class C:
Period from 10/1/2008(5) to 6/30/2009	25.00	.51	(.41)	.10	(.35)	24.75	.48	87	1.84	(6)	1.80	(6)	3.07	(6)
Class F-1:
Period from 10/1/2008(5) to 6/30/2009	25.00	.63	(.39)	.24	(.46)	24.78	1.06	164	1.07	(6)	1.03	(6)	3.76	(6)
Class F-2:
Period from 10/1/2008(5) to 6/30/2009	25.00	.60	(.31)	.29	(.50)	24.79	1.28	119	.82	(6)	.76	(6)	3.57	(6)
Class 529-A:
Period from 10/1/2008(5) to 6/30/2009	25.00	.70	(.49)	.21	(.44)	24.77	.96	9	1.20	(6)	1.16	(6)	4.16	(6)
Class 529-B:
Period from 10/1/2008(5) to 6/30/2009	25.00	.50	(.41)	.09	(.35)	24.74	.43	_ (7)	1.93	(6)	1.88	(6)	3.00	(6)
Class 529-C:
Period from 10/1/2008(5) to 6/30/2009	25.00	.65	(.57)	.08	(.36)	24.72	.41	2	1.91	(6)	1.88	(6)	3.81	(6)
Class 529-E:
Period from 10/1/2008(5) to 6/30/2009	25.00	.74	(.56)	.18	(.40)	24.78	.82	_ (7)	1.39	(6)	1.35	(6)	4.36	(6)
Class 529-F-1:
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.49)	.27	(.48)	24.79	1.18	_ (7)	.90	(6)	.86	(6)	4.48	(6)
Class R-1:
Period from 10/1/2008(5) to 6/30/2009	25.00	.45	(.34)	.11	(.35)	24.76	.52	2	1.82	(6)	1.77	(6)	2.68	(6)
Class R-2:
Period from 10/1/2008(5) to 6/30/2009	25.00	.54	(.44)	.10	(.36)	24.74	.48	3	1.88	(6)	1.78	(6)	3.22	(6)
Class R-3:
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.42)	.19	(.41)	24.78	.85	3	1.38	(6)	1.33	(6)	3.64	(6)
Class R-4:
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.37)	.24	(.45)	24.79	1.09	2	1.07	(6)	1.02	(6)	3.63	(6)
Class R-5:
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.47)	.29	(.43)	24.86	1.28	6	.81	(6)	.78	(6)	4.65	(6)
Class R-6:
Period from 5/1/2009 to 6/30/2009	22.97	.25	1.90	2.15	(.34)	24.78	9.38	64	.12		.12		1.01

For the period 10/1/2008(5) to 6/30/2009

Portfolio turnover rate for all classes of shares	33%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, is not representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Commencement of operations.
(6)Annualized.
(7)Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of International Growth and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of International Growth and Income Fund, Inc. (the “Fund”), as of June 30, 2009, and the related statement of operations, changes in net assets, and the financial highlights for the period October 1, 2008 (commencement of operations) through June 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund, Inc. as of June 30, 2009, the results of its operations, changes in its net assets, and the financial highlights for the period October 1, 2008 (commencement of operations) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 10, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009, through June 30, 2009).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2009	Ending account value 6/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,100.60	$5.52	1.06%
Class A -- assumed 5% return	1,000.00	1,019.54	5.31	1.06
Class B -- actual return	1,000.00	1,096.70	9.15	1.76
Class B -- assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class C -- actual return	1,000.00	1,096.40	9.30	1.79
Class C -- assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class F-1 -- actual return	1,000.00	1,100.80	5.37	1.03
Class F-1 -- assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class F-2 -- actual return	1,000.00	1,102.34	3.96	.76
Class F-2 -- assumed 5% return	1,000.00	1,021.03	3.81	.76
Class 529-A -- actual return	1,000.00	1,100.09	6.04	1.16
Class 529-A -- assumed 5% return	1,000.00	1,019.04	5.81	1.16
Class 529-B -- actual return	1,000.00	1,096.38	9.77	1.88
Class 529-B -- assumed 5% return	1,000.00	1,015.47	9.39	1.88
Class 529-C -- actual return	1,000.00	1,096.11	9.77	1.88
Class 529-C -- assumed 5% return	1,000.00	1,015.47	9.39	1.88
Class 529-E -- actual return	1,000.00	1,099.36	7.03	1.35
Class 529-E -- assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class 529-F-1 -- actual return	1,000.00	1,101.35	4.48	.86
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.53	4.31	.86
Class R-1 -- actual return	1,000.00	1,096.89	8.99	1.73
Class R-1 -- assumed 5% return	1,000.00	1,016.22	8.65	1.73
Class R-2 -- actual return	1,000.00	1,096.50	9.15	1.76
Class R-2 -- assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class R-3 -- actual return	1,000.00	1,099.32	6.82	1.31
Class R-3 -- assumed 5% return	1,000.00	1,018.30	6.56	1.31
Class R-4 -- actual return	1,000.00	1,101.07	5.16	.99
Class R-4 -- assumed 5% return	1,000.00	1,019.89	4.96	.99
Class R-5 -- actual return	1,000.00	1,102.32	4.07	.78
Class R-5 -- assumed 5% return	1,000.00	1,020.93	3.91	.78
Class R-6 -- actual return †	1,000.00	1,093.81	1.22	.71
Class R-6 -- assumed 5% return †	1,000.00	1,021.27	3.56	.71

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through June 30, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 181 days.

Tax information
                                                                                                    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal period ended June 30, 2009:

Foreign taxes	$0.06 per share
Foreign source income	$0.58 per share
Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$45,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Cumulative total returns for periods ended June 30, 2009:

	1 year	5 years	Life of class

Class B shares[1] — first sold 10/1/08
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	—	—	−4.46%
Not reflecting CDSC	—	—	0.49

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only if shares
are sold within one year of purchase	—	—	−0.51
Not reflecting CDSC	—	—	0.48

Class F-1 shares[2] — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	1.06

Class F-2 shares[2] — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	1.28

Class 529-A shares[3] — first sold 10/1/08
Reflecting 5.75% maximum sales charge	—	—	−4.87
Not reflecting maximum sales charge	—	—	0.96

Class 529-B shares[1,3] — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	—	—	−4.52
Not reflecting CDSC	—	—	0.43

Class 529-C shares[3] — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	—	—	−0.58
Not reflecting CDSC	—	—	0.41

Class 529-E shares[2,3] — first sold 10/1/08	—	—	0.82

Class 529-F-1 shares[2,3] — first sold 10/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	1.18

[1]These shares are no longer available for purchase.
[2]These shares are sold without any initial or contingent deferred sales charge.
[3]Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Fund results shown reflect the waiver and reimbursements, without which they would have been lower. Please see the Financial Highlights table on page 22 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Jane Elmore, 55	2008	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division

Robert A. Fox, 72	2008	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 61	2008	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and Non-Executive)		(education loan exchange); former Treasurer, The Washington Post Company

William D. Jones, 54	2008
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

John M. Lillie, 72	2008
Former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 72	2008	Stanford Investors Professor, Graduate School of Business, Stanford University

James J. Postl, 63	2008	Former President and CEO, Pennzoil-Quaker State Company (automotive products and services)

Henry E. Riggs, 74	2008	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 62	2008	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

Patricia K. Woolf, Ph.D., 74	2008	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Jane Elmore, 55	3	None

Robert A. Fox, 72	8	None

Leonade D. Jones, 61	7	None
Chairman of the Board
(Independent and Non-Executive)

William D. Jones, 54	5	Sempra Energy; SouthWest Water Company

John M. Lillie, 72	3	None

John G. McDonald, 72	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 63	3	Centex Corporation; Cooper Industries

Henry E. Riggs, 74	5	None

Isaac Stein, 62	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 74	7	None

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 28 for footnotes.

“Interested” director[4]

Year first
elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Steven T. Watson, 54	2008	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research Company;[5] Director, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

“Interested” director[4]

Number of
portfolios in
fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

Steven T. Watson, 54	1	None
Vice Chairman of the Board

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Carl M. Kawaja, 45	2008	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Paul F. Roye, 55	2008	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Andrew B. Suzman, 42	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company[5]

Patrick F. Quan, 51	2008	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;[5]
Assistant Treasurer		Vice President, Capital International, Inc.[5]

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the nine months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2009, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
>International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-934-0809P

Litho in USA CGD/CG/9995-S22178

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James J. Postl, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	None
2009	$41,000

b) Audit-Related Fees:
2008	None
2009	$79

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	None
2009	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	$1,284,000
2009	$970,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2008	$8,000
2009	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,567,000 for fiscal year 2008 and $1,364,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

International Growth and Income FundSM
Investment portfolio

June 30, 2009

Common stocks — 79.31%	Shares	Value (000)

FINANCIALS — 13.41%
Prudential PLC[1]	5,446,588	$37,043
AXA SA1	1,661,790	31,407
QBE Insurance Group Ltd.[1]	1,379,700	22,019
HSBC Holdings PLC (Hong Kong)[1]	2,498,000	20,934
Singapore Exchange Ltd.[1]	4,000,000	19,552
Banco Santander, SA1	1,450,000	17,493
Itaú Unibanco Banco Múltiplo SA, preferred nominative	1,095,000	17,357
BNP Paribas SA1	267,125	17,329
Unibail-Rodamco, non-registered shares[1]	105,400	15,734
Australia and New Zealand Banking Group Ltd.[1]	1,085,445	14,352
UBS AG1,2	718,974	8,801
ING Groep NV, depository receipts[1]	861,000	8,663
Macquarie Group Ltd.[1]	200,000	6,284
Sumitomo Mitsui Financial Group, Inc.[1]	155,000	6,268
Lloyds Banking Group PLC[1]	5,300,000	6,097
Société Générale[1]	108,870	5,938
		255,271

CONSUMER STAPLES — 11.76%
Anheuser-Busch InBev NV1	1,402,240	50,749
British American Tobacco PLC[1]	1,710,500	47,230
Unilever NV, depository receipts[1]	1,437,000	34,669
Tesco PLC[1]	5,100,000	29,712
Diageo PLC[1]	2,036,300	29,229
Coca-Cola Amatil Ltd.[1]	2,514,198	17,421
Beiersdorf AG1	158,300	7,460
Kimberly-Clark de México, SAB de CV, Class A	1,900,000	7,266
		223,736

TELECOMMUNICATION SERVICES — 10.48%
Telefónica, SA1	2,217,700	50,270
Koninklijke KPN NV1	2,968,700	40,883
Telefónica 02 Czech Republic, AS1	1,500,000	34,112
Bell Aliant Regional Communications Income Fund	855,000	19,380
América Móvil, SAB de CV, Series L (ADR)	424,000	16,417
China Mobile Ltd.[1]	1,463,000	14,671
Taiwan Mobile Co., Ltd.[1]	7,430,000	12,690
France Télécom SA1	480,800	10,921
		199,344

ENERGY — 7.98%
TOTAL SA1	1,312,300	71,054
Royal Dutch Shell PLC, Class B1	1,617,000	40,803
Saipem SpA, Class S1	975,700	23,810
OAO Gazprom (ADR)[1]	795,600	16,212
		151,879

INDUSTRIALS — 7.60%
Schneider Electric SA1	526,102	40,223
Mitsubishi Corp.[1]	1,611,200	29,588
Orkla AS1	3,789,000	27,587
AB SKF, Class B1	1,700,000	21,010
Qantas Airways Ltd.[1]	5,826,126	9,401
Vallourec SA1	76,000	9,237
Siemens AG1	110,000	7,613
		144,659

UTILITIES — 6.51%
GDF Suez[1]	972,340	36,313
Hongkong Electric Holdings Ltd.[1]	5,784,000	32,176
Cia. Energética de Minas Gerais — Cemig, preferred nominative	1,174,875	15,779
Snam Rete Gas SpA[1]	2,550,000	11,214
CLP Holdings Ltd.[1]	1,550,000	10,283
E.ON AG1	275,000	9,758
RWE AG1	105,000	8,286
		123,809

INFORMATION TECHNOLOGY — 6.50%
Samsung Electronics Co., Ltd.[1]	76,000	35,237
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	17,902,000	29,774
Keyence Corp.[1]	66,000	13,431
Nokia Corp.[1]	918,100	13,394
HTC Corp.[1]	720,000	10,137
SAP AG1	250,000	10,076
Cia. Brasileira de Meios de Pagamento, ordinary nominative[2]	1,089,000	9,353
HOYA CORP.[1]	114,800	2,298
		123,700

MATERIALS — 6.29%
L’Air Liquide SA, non-registered shares[1]	317,000	29,019
Impala Platinum Holdings Ltd.[1]	1,225,000	27,159
Syngenta AG1	80,800	18,772
BHP Billiton PLC (ADR)	394,600	17,939
BHP Billiton Ltd. (ADR)	155,000	8,483
Barrick Gold Corp.	206,000	6,911
Anglo American PLC (ZAR denominated)[1]	235,000	6,821
CRH PLC[1]	200,000	4,584
		119,688

CONSUMER DISCRETIONARY — 4.34%
Toyota Motor Corp.[1]	889,700	33,633
H & M Hennes & Mauritz AB, Class B1	420,700	21,028
Cie. Générale des Établissements Michelin, Class B1	274,700	15,695
OPAP SA1	350,000	9,293
Vivendi SA1	127,381	3,050
		82,699

HEALTH CARE — 4.22%
Novartis AG1	530,000	21,544
Roche Holding AG1	152,500	20,758
Bayer AG, non-registered shares[1]	350,100	18,793
CSL Ltd.[1]	390,000	10,083
Smith & Nephew PLC[1]	1,242,400	9,206
		80,384

MISCELLANEOUS — 0.22%
Other common stocks in initial period of acquisition		4,028

Total common stocks (cost: $1,363,719,000)		1,509,197

Preferred stocks — 1.98%

FINANCIALS — 1.98%
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[3,4]	34,515,000	14,140
Shinsei Finance (Cayman) Ltd. 6.418% noncumulative[3,4]	8,740,000	3,201
SMFG Preferred Capital USD 3 Ltd. 9.50%[3,4]	7,345,000	7,198
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative[3]	4,770,000	4,698
Barclays Bank PLC 14.00%	3,570,000	6,737
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[3,4]	2,355,000	1,721

Total preferred stocks (cost: $24,485,000)		37,695

	Principal amount
Bonds & notes — 6.79%	(000)

FINANCIALS — 2.11%
Westfield Group 5.40% 2012[3]	$5,190	4,984
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	2,690	2,423
Westfield Group 5.70% 2016[3]	6,290	5,454
Westfield Group 7.125% 2018[3]	13,515	12,563
Royal Bank of Scotland Group PLC 5.00% 2014	7,657	6,128
Société Générale 6.999% (undated)[4]	€6,200	5,956
Resona Bank, Ltd. 5.85% (undated)[3,4]	$3,490	2,638
		40,146

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 1.84%
Brazilian Treasury Bill 0% 2010	BRL40,200	19,640
Brazil (Federal Republic of) 10.00% 2012[1]	31,000	15,391
		35,031

CONSUMER DISCRETIONARY — 1.28%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	$11,645	11,888
DaimlerChrysler North America Holding Corp. 5.875% 2011	2,000	2,034
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,450	1,512
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,642	4,810
DaimlerChrysler North America Holding Corp. 6.50% 2013	4,040	4,111
		24,355

CONSUMER STAPLES — 0.82%
British American Tobacco International Finance PLC 8.125% 2013[3]	12,159	13,217
British American Tobacco International Finance PLC 9.50% 2018[3]	2,050	2,413
		15,630

INFORMATION TECHNOLOGY — 0.33%
NXP BV and NXP Funding LLC 3.881% 2013[4]	5,775	2,332
NXP BV and NXP Funding LLC 7.875% 2014	8,475	3,898
		6,230

ENERGY — 0.30%
Gaz Capital SA 7.343% 2013	100	97
Open Joint Stock Co. Gazprom 9.625% 2013	3,500	3,622
Gaz Capital SA 8.146% 2018	1,005	920
Gazprom International SA 7.201% 2020[5]	1,019	976
Gaz Capital SA 7.288% 2037	200	151
		5,766

TELECOMMUNICATION SERVICES — 0.11%
Digicel Group Ltd. 12.00% 2014[3]	2,000	2,030

Total bonds & notes (cost: $109,221,000)		129,188

Short-term securities — 11.87%

Federal Home Loan Bank 0.16%–0.20% due 7/28–8/11/2009	54,300	54,290
Fannie Mae 0.22% due 10/19–10/26/2009	33,500	33,464
Calyon North America Inc. 0.23%–0.27% due 7/6–8/3/2009	31,000	30,997
Caisse d’Amortissement de la Dette Sociale 0.28% due 9/10/2009	28,700	28,681
General Electric Capital Corp. 0.15% due 7/1/2009	18,400	18,400
Abbott Laboratories 0.20% due 8/13/2009[3]	17,000	16,996
Société Générale North America, Inc. 0.65% due 7/20/2009	14,200	14,196
Alcon Capital Corp. 0.20% due 7/13/2009[3]	13,400	13,399
U.S. Treasury Bill 0.43% due 10/22/2009	7,500	7,495
Campbell Soup Co. 0.20% due 8/10/2009[3]	4,000	3,999
Jupiter Securitization Co., LLC 0.28% due 8/10/2009[3]	4,000	3,999

Total short-term securities (cost: $225,925,000)		225,916

Total investment securities (cost: $1,723,350,000)		1,901,996
Other assets less liabilities		838

Net assets		$1,902,834

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $1,405,703,000, which represented 73.87% of the net assets of the fund. This amount includes $1,390,312,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $115,073,000, which represented 6.05% of the net assets of the fund.

[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
BRL = Brazilian reais
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-934-0809O-S22868

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
International Growth and Income Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of International Growth and Income Fund, Inc. (the “Fund”) as of June 30, 2009, and for the period October 1, 2008 through June 30, 2009 and have issued our report thereon dated August 10, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of June 30, 2009, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
August 10, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: September 4, 2009

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: September 4, 2009